UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2007

INOVA TECHNOLOGY INC.

(formerly Edgetech Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-27397

(Commission File Number)

98-0204280

(I.R.S. Employer Identification Number)

233 Wilshire Boulevard, Suite 400

Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

(310) 857-6666

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 – Changes in registrant’s certifying accountant

On May 29, 2007, the Company’s principal accountant, DeJoya Griffith & Company, LLC (“DeJoya”), resigned as the Company’s auditor. DeJoya’s resignation was accepted by the Board of Directors.

During DeJoya’s engagement, DeJoya was not engaged for a two year period and therefore did not prepare a report on the Company’s financial statements for the two past fiscal years.

There were no material disagreements with DeJoya as to accounting issues from February 15, 2007 (DeJoya’s engagement date).

The Company is providing DeJoya a copy of this Form 8-K and will ask DeJoya to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the disclosures made herein.

On June 1, 2007, the Company engaged Malone & Bailey, P.C. (“Malone Bailey”) as the Company’s new principal accountant. The Company did not consult Malone Bailey regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered.  The Company’s Board of Directors approved the engagement of Malone Bailey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGETECH SERVICES INC.

By:

/s/ Adam Radly

Date: June 25, 2007

Adam Radly

Chairman and Chief Executive Officer